Employee Benefit Plan, Description of Plan	12 Months Ended
Dec. 31, 2025
ke:EBP001
EBP, Description of Plan [Line Items]
EBP, Description of Plan	DESCRIPTION OF THE PLAN
The following description of the Kimball Electronics, Inc. Retirement Plan (the “Plan”) is provided for general information purposes only. Participants should refer to the Plan agreement for a more complete description of the Plan’s provisions. The Plan was established effective October 31, 2014.
General - The Plan is a defined contribution retirement plan covering eligible U.S. employees of Kimball Electronics, Inc. and its participating affiliates (the “Company”). Employees are generally eligible to participate immediately upon employment with the Company. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).
The governing body for administration of the Plan is the Kimball Electronics, Inc. Retirement Plan Advisory Committee. The trustee for the Plan is The Vanguard Fiduciary Trust Company (“Vanguard” or the “Trustee”).
Participant Accounts - Individual accounts are maintained for each Plan participant. Each participant’s account is credited with his or her contributions, investment income, and Company matching and discretionary contributions, if any, and charged with withdrawals, administrative expenses, and investment losses.
Contributions - Participants may elect to contribute up to 50% of their compensation subject to certain limitations. Those participants, who meet the eligibility requirements, may contribute additional amounts (age 50 catch-up) subject to Internal Revenue Code (“IRC”) limitations. Employees are automatically enrolled in the Plan with a 5% payroll deduction and a 1% increase in their payroll deduction annually up to a maximum of 20%, unless the employee submits notice to Vanguard to decline participation, change the contribution percentage, or change the annual increase. The first annual increase takes effect in July following the year of hire.
The Plan provides for the Company to contribute, at its discretion, an amount not to exceed the maximum amount allowable as a deduction to the Company for federal income tax as provided in IRC Section 404(a). Separate discretionary contributions by employee group may be authorized by the Company’s Talent, Culture, and Compensation Committee of the Board of Directors. No Company contribution was authorized for fiscal year 2025.
Participants may also contribute amounts representing distributions (“rollover contributions”) from other qualified defined benefit or defined contribution plans.
The Plan provides for the Company to contribute a qualified matching contribution equal to 50% of each participant’s elected deferral up to 6%. The matching contributions are funded by the Company and remitted to the Plan each pay period and are 100% vested immediately. This amount is not to exceed the maximum amount allowable as a deduction to the Company for federal income tax as provided in IRC Section 404(a). Rollover contributions are not matched.
Investments - Participants may direct the investment of their contributions, and the Company’s discretionary contributions, into various investment options offered by the Plan. Currently, the Plan offers 23 mutual funds, one common collective trust fund, one money market fund, and a Company stock fund (“Kimball Electronics Stock Fund”) as investment options for participants.
Kimball Electronics Stock Fund - The Kimball Electronics Stock Fund is a unitized stock fund. The purpose of a unitized stock fund is to permit participants to initiate interfund transfers on any given day without the market risk of settlement delays. The assets of the fund consist primarily of Company common stock and cash necessary to meet daily liquidity requirements.
Each participant is entitled to exercise voting rights attributable to the shares of the Company’s stock allocated to his or her account. The Trustee notifies the participant prior to the time that such rights are to be exercised. For shares for which instructions have not been given by a participant, the Trustee will vote these shares by allocating the nondirected votes in proportion to the voting of shares for which participant direction was received.
Vesting - Participants are immediately vested in their contributions and the Company’s contributions, plus actual earnings or losses thereon. Therefore, the balance of forfeited accounts totaled $0 as of December 31, 2025 and 2024, respectively.
Payment of Benefits - Upon termination of employment, a participant may elect to receive distribution(s) equal to the value of the participant’s vested interest in their account. Upon the death of a participant, their beneficiary receives the value of the vested interest in their account as a lump sum distribution. In-service withdrawals from a participant’s account are limited to financial requirements meeting the hardship provisions of the Plan, attainment of age 59 1/2, or through borrowings under the loan provisions of the Plan. Additionally, a participant who has 5 years of service and has attained age 55 may request an in-service distribution of their Company contribution balance.
Participants are eligible to make hardship withdrawals from their deferred contributions in the event of certain financial hardships.
Notes Receivable from Participants - Participants may borrow from their accounts at a minimum of $1,000 up to a maximum of the lesser of $50,000 or 50% of their vested account balance (subject to the provisions of the Plan). Each participant must be an active employee and may have only one loan outstanding from the Plan at any time. Loans are to be repaid over a term not to exceed five years, or ten years for the purchase of a primary residence.
The loans are secured by the balance in the participant’s account and bear a fixed interest rate, which is generally prime plus 2% as determined on the first business day of the quarter during which the loan is made. Interest rates range from 5.25% to 10.5% as of December 31, 2025. Principal and interest are paid ratably through payroll deductions.
Plan Termination - Although it has not expressed any intention to do so, the Company has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions set forth in ERISA. In the event of Plan termination, the net assets would be distributed among the participants and beneficiaries of the Plan in accordance with the provisions of the Plan.